UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2003

ABERCROMBIE & FITCH CO.

(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6301 Fitch Path, New Albany, Ohio 43054

(Address of principal executive offices) (Zip Code)

(614) 283-6500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.

(a) and (b) Not applicable.

(c) Exhibits:

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement, dated as of January 30, 2003, by and between Abercrombie & Fitch Co. and Michael S. Jeffries

Item 9. Regulation FD Disclosure.

Effective as of January 30, 2003, Abercrombie & Fitch Co. (“Abercrombie”) entered into an Amended and Restated Employment Agreement (the “Jeffries Employment Agreement”) with Michael S. Jeffries, the Chairman of the Board and Chief Executive Officer of Abercrombie. The objective of the Jeffries Employment Agreement is to secure the continued services and employment of Mr. Jeffries through December 31, 2008.

A copy of the Jeffries Employment Agreement is furnished as Exhibit 10.1 to this Form 8-K.

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signature on following page.]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: February 11, 2003	By:	/s/ Wesley S. McDonald
Wesley S. McDonald Vice President —Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K

Dated February 11, 2003

Abercrombie & Fitch Co.

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement, dated as of January 30, 2003, by and between Abercrombie & Fitch Co. and Michael S. Jeffries